UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2018

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2018, MoneyGram Payment Systems, Inc. (“MPSI”), a subsidiary of MoneyGram International, Inc. (the “Company” or “MoneyGram”), and Wal-Mart Stores, Inc. (“Walmart”) entered into Amendment No. 8 to Amended and Restated Master Trust Agreement, in order to incorporate money transmission services offered by Walmart under the name “Walmart2World” (the “Walmart2World Amendment”).

The Walmart2World Amendment has an initial term of two years, commencing on March 30, 2018, and will be subject to automatic successive renewals of one-year terms unless either party gives notice to the other party of its election to terminate the Amended and Restated Master Trust Agreement at least 180 days prior to the expiration of the applicable term. The Walmart2World Amendment will also extend the term of the services provided under the Amended and Restated Master Trust Agreement to run concurrently with the Walmart2World Amendment.

Pursuant to the Walmart2World Amendment, Walmart will provide Walmart2World money transfer services initiated at an agent location in the United States and disbursed at a MoneyGram Agent location outside of the United States or Puerto Rico. MoneyGram will also offer the Walmart2World money transfer services on the Co-Branded MTaas Website. Also, in connection with the services to be provided pursuant to the Walmart2World Amendment, MPSI has agreed to certain expenditures for marketing, innovation, growth and development initiatives.

On April 3, 2018, the Company issued a press release announcing the signing of the Walmart2World Amendment. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Additionally, on March 30, 2018, MPSI and Walmart entered into Amendment No. 9 to Amended and Restated Master Trust Agreement, in order to reduce the Bill Payment transaction service commissions paid to Walmart for any new billers (i.e., billers not in existence prior to the effective date of Amendment No. 9).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of MoneyGram International, Inc., dated April 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ F. Aaron Henry
Name:	F. Aaron Henry
Title:	General Counsel and Corporate Secretary

Date: April 3, 2018